                                                                   EXHIBIT 25(b)

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)


                       PUBLIC SERVICE COMPANY OF COLORADO
               (Exact name of obligor as specified in its charter)


Colorado                                                   84-0296600
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


1225 17th Street
Denver, CO                                                 80202-5533
(Address of principal executive offices)                   (Zip code)

                                  -------------

                             Senior Debt Securities
                       (Title of the indenture securities)

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


1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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             Name                             Address
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
        Superintendent of Banks of the State of                   2 Rector Street, New York,
        New York                                                  N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                          33 Liberty Plaza, New York,
                                                                  N.Y.  10045

        Federal Deposit Insurance Corporation                     Washington, D.C.  20429

        New York Clearing House Association                       New York, New York   10005

        (b)       WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -2-
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                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of April, 2003.


                                        THE BANK OF NEW YORK



                                        By:      /s/ VAN K. BROWN
                                            ------------------------------------
                                            Name:    VAN K. BROWN
                                            Title:   VICE PRESIDENT

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                         Dollar Amounts
                                                                          In Thousands
                                                                         --------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ................   $    4,706,760
   Interest-bearing balances .........................................        4,418,381
Securities:
   Held-to-maturity securities .......................................          954,049
   Available-for-sale securities .....................................       16,118,007
Federal funds sold in domestic offices ...............................          460,981
Securities purchased under agreements to
   resell ............................................................          837,242
Loans and lease financing receivables:
   Loans and leases held for sale ....................................          765,097
   Loans and leases, net of unearned
     income ............................................... 31,906,960
   LESS: Allowance for loan and
     lease losses .........................................    798,223
   Loans and leases, net of unearned
     income and allowance ............................................       31,108,737
Trading Assets .......................................................        6,969,387
Premises and fixed assets (including capitalized
   leases) ...........................................................          823,932
Other real estate owned ..............................................              660
Investments in unconsolidated subsidiaries and
   associated companies ..............................................          238,412
Customers' liability to this bank on acceptances
   outstanding .......................................................          307,039
Intangible assets
   Goodwill ..........................................................        2,003,150
   Other intangible assets ...........................................           74,880
Other assets .........................................................        5,161,558
                                                                         --------------
Total assets .........................................................   $   74,948,272
                                                                         ==============

                                                                         Dollar Amounts
                                                                          In Thousands
                                                                         --------------
LIABILITIES
Deposits:
   In domestic offices ...............................................   $   33,108,526
   Noninterest-bearing ...................................  13,141,240
   Interest-bearing ......................................  19,967,286
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..........................................       22,650,772
   Noninterest-bearing ...................................     203,426
   Interest-bearing ......................................  22,447,346
Federal funds purchased in domestic
  offices ............................................................          513,773
Securities sold under agreements to repurchase .......................          334,896
Trading liabilities ..................................................        2,673,823
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .........................................          644,395
Bank's liability on acceptances executed and
   outstanding .......................................................          308,261
Subordinated notes and debentures ....................................        2,090,000
Other liabilities ....................................................        5,584,456
                                                                         --------------
Total liabilities ....................................................   $   67,908,902
                                                                         ==============
Minority interest in consolidated
   subsidiaries ......................................................          519,470

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus ...........................................................                0
Common stock .........................................................        1,135,284
Surplus ..............................................................        1,056,295
Retained earnings ....................................................        4,208,213
Accumulated other comprehensive income ...............................         (120,108)
Other equity capital components ......................................                0
                                                                         --------------
Total equity capital .................................................        6,519,900
                                                                         --------------
Total liabilities minority interest and equity capital ...............   $   74,948,272
                                                                         ==============


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                 Thomas J. Mastro,
                             Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi                 )
Gerald L. Hassell               )              Directors
Alan R. Griffith                )


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